UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2013

FUTUREFUEL CORP.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-52577	20-3340900
(Commission File Number)	(IRS Employer Identification No.)

8235 Forsyth Blvd., Suite 400
St. Louis, Missouri  63105
(Address of Principal Executive Offices)

(805) 565-9800
(Registrant’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 – Other Events

On January 10, 2013, FutureFuel Corp. (NYSE: FF) (the “Company”) issued a press release announcing that its Board of Directors has approved a reassignment of executive officer positions among its senior managers. Paul A. (Tony) Novelly has served as Executive Chairman of the Board since 2005. Effective immediately, Mr. Novelly will remain as Chairman of the Board, but adds the title of Chief Executive Officer. Lee E. Mikles had served as both President and Chief Executive Officer since 2005. Mr. Mikles retains his position as President and will remain active in management of the Company.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01 – Financial Statements and Exhibits

A copy of the press release is included as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUTUREFUEL CORP.

By:	/s/ Ann P. Faitz
Ann P. Faitz, Secretary

Date: January 10, 2013